Exhibit 24


                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  Sumner M. Redstone
                                                 -----------------------
                                                 Sumner M. Redstone

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  George S. Abrams
                                                 -----------------------
                                                 George S. Abrams

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  Steven R. Berrard
                                                 -----------------------
                                                 Steven R. Berrard

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  William C. Ferguson
                                                 -------------------------
                                                 William C. Ferguson

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  H. Wayne Huizenga
                                                 -----------------------
                                                 H. Wayne Huizenga

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  George D. Johnson, Jr.
                                                 ----------------------------
                                                 George D. Johnson, Jr.

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  Ken Miller
                                                 -----------------------
                                                 Ken Miller

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  Brent D. Redstone
                                                 -----------------------
                                                 Brent D. Redstone

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas her true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  Shari Redstone
                                                 -----------------------
                                                 Shari Redstone

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/  Frederic V. Salerno
                                                 -------------------------
                                                 Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman and Michael Fricklas his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                 /s/ William Schwartz
                                                 -----------------------
                                                 William Schwartz